Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

VW Credit, Inc. (the “Company”)

RBC Capital Markets, LLC,

Scotia Capital (USA) Inc.,

TD Securities (USA) LLC,

Wells Fargo Securities, LLC

(together, the “Specified Parties”)

Re: Volkswagen Auto Lease Trust 2026-A – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “VALT2026-A Data Tape_Upsize Pool (1.71B Debt).xlsx” provided by the Company on February 19, 2026, containing information on 60,143 retail automobile leases and the related leased vehicles (the “Auto Leases”) as of January 30, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Volkswagen Auto Lease Trust 2026-A. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, mileage allowances, and dates were within $1.00, 0.1%, 10 miles, and 10 days, respectively.

•	The term “Sample Selection File” means an electronic data file entitled “VALT2026-A Base Pool For KPMG Sampling Selection.xlsx” provided by the Company on February 17, 2026, containing information on 43,956 leases, which we were informed are intended to be included as collateral in the offering by Volkswagen Auto Lease Trust 2026-A.

•	The term “Lease Contract” means motor vehicle lease agreement, closed end motor vehicle lease, lease agreement assumption request form, and/or other related documents.

•	The term “Title Document” means certificate of title, confirmation of security interest (lien), confirmation of lien perfection, lien entry, notice of record, registration statement, motor vehicle division statement, notice of liens, application for title, electronic title document, and/or other related documents which the Company informed us are acceptable forms of title.

•	The term “Odometer Disclosure Statement” means a document disclosing the mileage of a vehicle upon transfer of ownership.

•	The term “Insurance Agreement” means an insurance identification card, agreement to provide insurance, letter of coverage, insurance coverage acknowledgment, financial responsibility identification card, insurance policy, insurance coverage statement, and/or other related documents.

•	The term “Company’s Asset System Screenshots” means screenshots of customer records (including, but not limited to, credit scores and credit approval decisions) that the Company informed us were extracted from its FISERV asset origination and monitoring system.

•	The term “Accounting Universe Schedules” means electronic data files containing information on the Auto Leases’ manufacturer’s suggested retail price (“MSRP”) and delinquency history.

•	The term “Model Mapping Schedule” means an electronic data file entitled “Model Mapping.xlsx” provided by the Company on March 4, 2026, containing alternate model names found in the Lease Contract which may be considered equivalent to corresponding VEHICLESHORTMODEL information contained in the Data File.

•	The term “Source Documents” means the following information provided by the Company:

-	Lease Contract

-	Title Document

-	Odometer Disclosure Statement

-	Insurance Agreement

-	Company’s Asset System Screenshots

-	Accounting Universe Schedules

-	Model Mapping Schedule

The Source Documents were represented by the Company to be either electronic copies of the original Source Documents, and/or electronic representations of the records contained within the Company’s systems. We make no representation regarding the validity, enforceability, authenticity, or accuracy of the information in the documents, or the documents themselves, or the execution of the Lease Contract by the borrower.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit A.

•	The term “Provided Information” means the Source Documents and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 125 Auto Leases, using a random sampling tool, from the Sample Selection File (the “Sample Leases”). A listing of the Sample Leases is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Auto Leases we were instructed to randomly select from the Sample Selection File.

B.	For each Sample Lease, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

Attribute	Provided Information
VIN	Lease Contract, Instructions
EFFECTIVEDATE	Lease Contract
FINANCEDAMT	Lease Contract
ORIGTERM	Lease Contract
MOPMT	Lease Contract, Company’s Asset System Screenshots
VEHICLEMAKE	Lease Contract, Instructions
VEHICLEYR	Lease Contract
FIRST_PMT_DUE_DT	Lease Contract, Company’s Asset System Screenshots
VEHICLESHORTMODEL	Lease Contract, Title Application, Model Mapping Schedule, Instructions
GARAGINGSTATE	Lease Contract, Company’s Asset System Screenshots
NEWUSEDIND	Lease Contract, Company’s Asset System Screenshots, Odometer Disclosure Statement, Instructions
MATURITYDATE	Instructions
AUTOAPPROVAL	Company’s Asset System Screenshots
FICO	Company’s Asset System Screenshots
COOBLIGOR	Lease Contract
CURR_REMTERM	Instructions
MSRP	Accounting Universe Schedules
DAYSDELINQ	Accounting Universe Schedules
CONTRACTRESIDUAL	Lease Contract
ALLOWANCESMILES	Lease Contract

We found such information to be in agreement without exception.

C.	For each Sample Lease, we observed the presence of the following in the Source Documents:

1.	An electronic copy of the Title Document listing the Company or its subsidiaries (e.g., “Volkswagen Credit Leasing Ltd,” “VW Credit Leasing Limited,” “VW Credit Leasing Ltd,” “VW Credit Lsg Ltd,” “VW Credit Leasing,” “VW Credit LSG,” “Audi Financial Services” or “Audi Financial”) as the security interest holder of the vehicle. For purposes of this procedure, we were instructed by the Company to ignore differences due to punctuation. We did not perform any procedures to determine if the Title Document complied with the Company’s guidelines for preparation and we make no representation regarding the validity or enforceability of the security interest;

2.	An electronic copy of insurance policy information contained within the Lease Contract or Insurance Agreement;

3.	An electronic copy of a signed Lease Contract. We make no representation regarding the authenticity of the signature; and,

4.	Two buyer names in the co-buyer section for each Sample Lease with a COOBLIGOR value of “Y.”

We found such information to be present without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Auto Leases, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Auto Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Auto Leases being securitized, (iii) the compliance of the originator of the Auto Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Auto Leases that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
March 10, 2026

A-1

Exhibit A – Instructions

Number	Attribute	Instructions
1.	VEHICLEMAKE	For Sample Leases for which the Data File value is “Volkswagen,” consider the Vehicle Make to be in agreement if the Provided Information value is “VOLKSWAGE” or “VW.”
2.	VEHICLESHORTMODEL	Compare the Data File value to the Provided Information value excluding trim or engine type
3.	NEWUSEDIND

Consider the NEWUSEDIND to be “U” if the mileage in the Provided Information was equal to or great than 10,000 miles.

Consider the NEWUSEDIND to be “N” if the mileage in the Provided Information was less than 10,000 miles.

4.	MATURITYDATE	Recompute as the date equal to: a. FIRST_PMT_DUE_DT plus b. ORIGTERM number of months
5.	CURR_REMTERM

Recompute as the number of months between:

a.      MATURITYDATE and January 30, 2026

less

b.      two (2) months if the MATURITYDATE day value is equal to 30

or

one (1) month if the MATURITYDATE day value is not equal to 30

B-1

Exhibit B – The Sample Leases

Sample Lease ID	Company Account ID1	Sample Lease ID	Company Account ID1	Sample Lease ID	Company Account ID1	Sample Lease ID	Company Account ID1
1	2026121328	32	2026151345	63	2026192358	94	2026118625
2	2026137866	33	2026194559	64	2026128424	95	2026164673
3	2026154988	34	2026139572	65	2026160798	96	2026194421
4	2026135857	35	2026128467	66	2026184083	97	2026145618
5	2026197407	36	2026156374	67	2026169119	98	2026148035
6	2026178957	37	2026140452	68	2026153600	99	2026109203
7	2026102293	38	2026106374	69	2026187808	100	2026153986
8	2026107157	39	2026125545	70	2026141020	101	2026160940
9	2026198825	40	2026104562	71	2026157844	102	2026127987
10	2026124568	41	2026161535	72	2026177909	103	2026153069
11	2026106560	42	2026199642	73	2026176404	104	2026142097
12	2026149608	43	2026126312	74	2026186595	105	2026100023
13	2026169593	44	2026169136	75	2026193193	106	2026187087
14	2026189847	45	2026121522	76	2026133434	107	2026113139
15	2026112581	46	2026151605	77	2026125857	108	2026105607
16	2026126369	47	2026161756	78	2026198263	109	2026126124
17	2026130169	48	2026118246	79	2026145888	110	2026184238
18	2026144371	49	2026146120	80	2026109261	111	2026147137
19	2026134967	50	2026193065	81	2026142572	112	2026192808
20	2026199146	51	2026196717	82	2026181280	113	2026176502
21	2026119159	52	2026157225	83	2026131753	114	2026162942
22	2026198623	53	2026130407	84	2026151920	115	2026174779
23	2026129746	54	2026197232	85	2026140048	116	2026178436
24	2026185815	55	2026198449	86	2026107601	117	2026121304
25	2026150604	56	2026121254	87	2026179104	118	2026137140
26	2026199235	57	2026114056	88	2026166655	119	2026179397
27	2026195830	58	2026124192	89	2026104764	120	2026113302
28	2026141176	59	2026184567	90	2026148803	121	2026183317
29	2026124783	60	2026197687	91	2026181072	122	2026109226
30	2026131224	61	2026151283	92	2026109503	123	2026101402
31	2026124706	62	2026192209	93	2026153945	124	2026106892
						125	2026186292

1 The Company has assigned a unique ten-digit account ID to each Auto Lease in the Data File. The Company’s ID referred to in this Exhibit are not the actual ID